Exhibit 99.1

News Release

Contact:	William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FIRST INDIANA ANNOUNCES THIRD QUARTER EARNINGS

        INDIANAPOLIS, October 18, 2006 — First Indiana Corporation today announced net income of $5.7 million, or $0.34 per diluted share, for the quarter ended September 30, 2006. Net income for the third quarter of the previous year was $6.6 million, or $0.37 per diluted share. For the nine months ended September 30, 2006, First Indiana’s net income was $26.9 million, or $1.59 per diluted share, compared with $18.5 million, or $1.05 per diluted share for the same period in 2005.

        Included in the third quarter results were charges totaling $617,000, or a negative $0.02 per diluted share, relating to our recent core conversion and costs associated with changes to our senior team. We believe that these changes help position the company for future growth.

        Annualized return on average assets for the third quarter of 2006 was 1.07 percent, compared with 1.36 percent in the third quarter of 2005. Annualized return on average equity for the third quarter of 2006 was 12.71 percent, compared with 14.80 percent in the third quarter of 2005.

        The Board of Directors of First Indiana Corporation declared on October 18, a quarterly dividend of $0.20 per share of common stock. The dividend will be paid December 15, 2006 to shareholders of record as of December 6, 2006. This is the 80th consecutive quarter First Indiana has paid a cash dividend.

        The corporation will host a conference call to discuss third quarter financial results on Thursday, October 19 at 2:00 p.m. Eastern Time. To participate, please call (800) 278-9857 and ask for First Indiana third quarter 2006 earnings. A replay of the call will be available from 5:00 p.m. Eastern Time October 20, through midnight, Thursday, October 26. To hear the replay, call (800) 642-1687 and use conference ID: 7532818.

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 32 offices in central

First Indiana Announces Third Quarter 2006 Earnings
October 18, 2006

Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

        This document contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in the national or Indiana economies; changes in interest rates; changes in the competitive environment in Indianapolis; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements; and changes in required accounting policies or procedures. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.firstindiana.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			For the Nine Months Ended
	September 30 2006	June 30 2006	September 30 2005	September 30 2006	September 30 2005
Net Interest Income	$ 17,920	$ 17,741	$ 17,734	$ 53,515	$ 51,312
Provision for Loan Losses	-	(1,350)	-	(1,600)	(3,200)
Non-Interest Income	6,636	7,278	8,417	21,354	21,700
Non-Interest Expense	15,640	15,473	16,034	47,285	47,801
Income from Continuing Operations, Net of Taxes	5,673	6,703	6,406	18,286	17,939
Income from Discontinued Operations, Net of Taxes	-	-	209	8,653	581
Net Income	5,673	6,703	6,615	26,939	18,520

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.34	$ 0.41	$ 0.37	$ 1.10	$ 1.05
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.52	0.03

Net Income	$ 0.34	$ 0.41	$ 0.38	$ 1.62	$ 1.08

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.34	$ 0.40	$ 0.36	$ 1.09	$ 1.02
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.50	0.03

Net Income	$ 0.34	$ 0.40	$ 0.37	$ 1.59	$ 1.05

Dividends Per Share	$ 0.200	$ 0.200	$ 0.160	$ 0.600	$ 0.448

Net Interest Margin	3.61%	3.77%	3.90%	3.75%	3.85
Efficiency Ratio (1)	63.69	61.84	61.32	63.16	65.47
Annualized Return on Average Assets (2)	1.07	1.35	1.36	1.78	1.31
Annualized Return on Average Equity (2)	12.71	15.33	14.80	20.23	14.10

Average Basic Shares Outstanding	16,450,267	16,527,680	17,131,446	16,579,573	17,217,439
Average Diluted Shares Outstanding	16,816,998	16,911,788	17,571,779	16,972,765	17,586,311

	September 30 2006	June 30 2006	September 30 2005
Assets	$ 2,146,451	$ 2,088,700	$ 2,003,095
Loans	1,692,728	1,660,680	1,585,434
Deposits	1,671,684	1,579,074	1,426,419
Shareholders’ Equity	178,508	174,160	176,207

Shareholders’ Equity/Assets	8.32%	8.34%	8.80%
Tangible Equity/Tangible Assets	6.86%	6.83%	7.22%

Shareholders' Equity Per Share	$ 10.69	$ 10.43	$ 10.19
Market Closing Price	26.01	26.03	27.26

Shares Outstanding	16,693,875	16,694,076	17,288,300

(1) Based on continuing operations.
(2) Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	September 30 2006 (Unaudited)	December 31 2005	September 30 2005 (Unaudited)

Assets
Cash	$ 52,552	$ 49,903	$ 52,882
Interest-Bearing Due from Banks	7,115	3,151	7,351
Federal Funds Sold	50,000	10,000	28,500
Securities Available for Sale	245,725	232,976	228,807
Other Investments	22,214	26,540	26,540
Loans
Business	624,682	545,215	550,581
Commercial Real Estate	176,384	167,715	168,340
Single-Family Construction	128,264	92,451	89,141
Consumer	489,624	499,465	509,390
Residential Mortgage	273,774	262,340	267,982

Total Loans	1,692,728	1,567,186	1,585,434
Allowance for Loan Losses	(34,972)	(39,168)	(41,046)

Net Loans	1,657,756	1,528,018	1,544,388
Premises and Equipment	25,853	24,272	23,489
Accrued Interest Receivable	10,832	10,474	9,438
Goodwill	30,682	30,682	30,682
Other Intangible Assets	2,949	3,206	3,380
Assets of Discontinued Operations	-	1,020	962
Other Assets	40,773	46,114	46,676

Total Assets	$ 2,146,451	$ 1,966,356	$ 2,003,095

Liabilities
Non-Interest-Bearing Deposits	$ 247,128	$ 268,682	$ 290,966
Interest-Bearing Deposits
Demand Deposits	199,546	229,876	181,641
Savings Deposits	678,493	489,713	478,119
Certificates of Deposit	546,517	461,005	475,693

Total Interest-Bearing Deposits	1,424,556	1,180,594	1,135,453

Total Deposits	1,671,684	1,449,276	1,426,419
Short-Term Borrowings	203,174	220,732	193,751
Federal Home Loan Bank Advances	19,675	42,365	128,015
Subordinated Notes	46,874	46,781	46,750
Accrued Interest Payable	2,693	1,830	2,006
Advances by Borrowers for Taxes and Insurance	1,993	873	1,741
Other Liabilities	21,850	29,057	28,206

Total Liabilities	1,967,943	1,790,914	1,826,888

Shareholders’ Equity
Common Stock	204	202	202
Capital Surplus	17,119	16,153	14,594
Retained Earnings	222,705	204,089	199,642
Accumulated Other Comprehensive Income (Loss)	(2,831)	(3,077)	(2,245)
Treasury Stock at Cost	(58,689)	(41,925)	(35,986)

Total Shareholders’ Equity	178,508	175,442	176,207

Total Liabilities and Shareholders’ Equity	$ 2,146,451	$ 1,966,356	$ 2,003,095

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30 2006	June 30 2006	September 30 2005	September 30 2006	September 30 2005
Interest Income
Interest-Bearing Due from Banks	$ 82	$ 120	$ 32	$ 305	$ 110
Federal Funds Sold	373	137	27	557	58
Securities Available for Sale	2,512	2,471	2,168	7,427	6,201
Dividends on Other Investments	235	351	321	935	878
Loans	31,442	28,969	25,319	87,599	70,748

Total Interest Income	34,644	32,048	27,867	96,823	77,995
Interest Expense
Deposits	13,431	10,514	6,843	32,365	18,073
Short-Term Borrowings	2,151	2,288	1,503	6,678	3,227
Federal Home Loan Bank Advances	299	664	944	1,742	2,860
Subordinated Notes	843	841	843	2,523	2,523

Total Interest Expense	16,724	14,307	10,133	43,308	26,683

Net Interest Income	17,920	17,741	17,734	53,515	51,312
Provision for Loan Losses	-	(1,350)	-	(1,600)	(3,200)

Net Interest Income after Provision for Loan Losses	17,920	19,091	17,734	55,115	54,512
Non-Interest Income
Deposit Charges	4,159	4,126	4,445	12,148	12,520
Loan Servicing Income	-	-	1	-	58
Loan Fees	410	479	501	1,397	1,510
Investment Product Sales Commissions	164	187	188	572	449
Sale of Loans	1,277	2,056	2,515	5,386	7,785
Sale of Loan Servicing	-	-	37	-	(1,669)
Net Investment Securities Gain (Loss)	-	-	-	-	(813)
Other	626	430	730	1,851	1,860

Total Non-Interest Income	6,636	7,278	8,417	21,354	21,700
Non-Interest Expense
Salaries and Benefits	9,260	9,310	9,512	28,277	28,194
Net Occupancy	993	1,003	1,014	2,945	3,350
Equipment	1,518	1,441	1,354	5,118	3,988
Professional Services	892	943	1,184	2,716	3,092
Marketing	492	502	633	1,498	1,910
Telephone, Supplies, and Postage	816	699	727	2,229	2,285
Other Intangible Asset Amortization	86	85	174	256	522
OREO Expenses	39	39	(253)	(146)	(163)
Other	1,544	1,451	1,689	4,392	4,623

Total Non-Interest Expense	15,640	15,473	16,034	47,285	47,801

Income from Continuing Operations	8,916	10,896	10,117	29,184	28,411
Income Taxes	3,243	4,193	3,711	10,898	10,472

Income from Continuing Operations, Net of Taxes	5,673	6,703	6,406	18,286	17,939
Discontinued Operations
Income from Discontinued Operations	-	-	351	14,254	978
Income Taxes	-	-	142	5,601	397

Income from Discontinued Operations, Net of Taxes	-	-	209	8,653	581

Net Income	$ 5,673	$ 6,703	$ 6,615	$ 26,939	$ 18,520

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.34	$ 0.41	$ 0.37	$ 1.10	$ 1.05
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.52	0.03

Net Income	$ 0.34	$ 0.41	$ 0.38	$ 1.62	$ 1.08

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.34	$ 0.40	$ 0.36	$ 1.09	$ 1.02
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.50	0.03

Net Income	$ 0.34	$ 0.40	$ 0.37	$ 1.59	$ 1.05

Dividends Per Common Share	$ 0.200	$ 0.200	$ 0.160	$ 0.600	$ 0.448

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	September 30, 2006			September 30, 2005
Assets	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Interest-Bearing Due from Banks	$ 6,160	$ 82	5.27%	$ 4,161	$ 32	3.07%
Federal Funds Sold	28,208	373	5.25	3,293	27	3.21
Securities Available for Sale	245,645	2,512	4.09	230,206	2,168	3.77
Other Investments	22,825	235	4.12	26,540	321	4.83
Loans
Business	608,110	12,216	7.97	520,436	8,929	6.81
Commercial Real Estate	168,381	3,580	8.43	163,598	2,902	7.04
Single-Family Construction	125,884	2,760	8.70	85,851	1,472	6.80
Consumer	502,236	9,310	7.42	510,536	8,770	6.87
Residential Mortgage	272,676	3,576	5.25	271,002	3,246	4.79

Total Loans	1,677,287	31,442	7.44	1,551,423	25,319	6.50

Total Earning Assets	1,980,125	34,644	6.97	1,815,623	27,867	6.11
Other Assets	119,846			116,184

Total Assets	$ 2,099,971			$ 1,931,807

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 178,610	$ 496	1.10%	$ 185,820	$ 233	0.50%
Savings Deposits	674,274	6,483	3.81	471,668	2,326	1.96
Certificates of Deposit	555,281	6,452	4.61	483,273	4,284	3.52

Total Interest-Bearing Deposits	1,408,165	13,431	3.78	1,140,761	6,843	2.38
Short-Term Borrowings	197,440	2,151	4.32	202,772	1,503	2.94
Federal Home Loan Bank Advances	22,127	299	5.36	85,994	944	4.35
Subordinated Notes	46,864	843	7.20	46,740	843	7.22

Total Interest-Bearing Liabilities	1,674,596	16,724	3.96	1,476,267	10,133	2.73
Non-Interest-Bearing Demand Deposits	218,170			246,881
Other Liabilities	30,137			31,365
Shareholders’ Equity	177,068			177,294

Total Liabilities and Shareholders’ Equity	$ 2,099,971			$ 1,931,807

Net Interest Income/Spread		$ 17,920	3.01%		$ 17,734	3.38%

Net Interest Margin			3.61%			3.90%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2006			September 30, 2005
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 8,367	$ 305	4.87%	$ 5,985	$ 110	2.44%
Federal Funds Sold	14,732	557	5.06	2,737	58	2.86
Securities Available for Sale	246,683	7,427	4.01	224,872	6,201	3.68
Other Investments	25,288	935	4.93	26,415	878	4.43
Loans
Business	565,822	32,763	7.74	490,930	23,509	6.40
Commercial Real Estate	163,401	10,101	8.26	168,131	8,395	6.68
Single-Family Construction	111,906	6,918	8.26	75,660	3,635	6.42
Consumer	499,417	27,599	7.37	508,104	25,582	6.71
Residential Mortgage	265,926	10,218	5.12	273,355	9,627	4.70

Total Loans	1,606,472	87,599	7.29	1,516,180	70,748	6.23

Total Earning Assets	1,901,542	96,823	6.80	1,776,189	77,995	5.86
Other Assets	117,086			110,693

Total Assets	$ 2,018,628			$ 1,886,882

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 181,032	$ 1,216	0.90%	$ 190,678	$ 604	0.42%
Savings Deposits	573,809	14,196	3.31	468,762	5,848	1.67
Certificates of Deposit	523,432	16,953	4.33	469,006	11,621	3.31

Total Interest-Bearing Deposits	1,278,273	32,365	3.39	1,128,446	18,073	2.14
Short-Term Borrowings	217,703	6,678	4.10	168,017	3,227	2.57
Federal Home Loan Bank Advances	46,998	1,742	4.96	89,712	2,860	4.26
Subordinated Notes	46,833	2,523	7.18	46,709	2,523	7.20

Total Interest-Bearing Liabilities	1,589,807	43,308	3.64	1,432,884	26,683	2.49
Non-Interest-Bearing Demand Deposits	218,667			245,876
Other Liabilities	32,080			32,502
Shareholders’ Equity	178,074			175,620

Total Liabilities and Shareholders’ Equity	$ 2,018,628			$ 1,886,882

Net Interest Income/Spread		$ 53,515	3.16%		$ 51,312	3.37%

Net Interest Margin			3.75%			3.85%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30 2006	June 30 2006	September 30 2005	September 30 2006	September 30 2005
Allowance for Loan Losses at Beginning of Period	$ 36,274	$ 38,435	$ 46,969	$ 39,168	$ 53,172
Charge-Offs
Business	286	825	5,036	1,239	6,285
Consumer	1,462	992	1,624	3,579	4,940
Residential Mortgage	153	116	2	408	92

Total Charge-Offs	1,901	1,933	6,662	5,226	11,317
Recoveries
Business	147	708	209	1,089	801
Commercial Real Estate	9	1	-	10	278
Single-Family Construction	(12)	49	1	38	237
Consumer	452	364	529	1,490	1,075
Residential Mortgage	3	-	-	3	-

Total Recoveries	599	1,122	739	2,630	2,391

Net Charge-Offs	1,302	811	5,923	2,596	8,926
Provision for Loan Losses	-	(1,350)	-	(1,600)	(3,200)

Allowance for Loan Losses at End of Period	$ 34,972	$ 36,274	$ 41,046	$ 34,972	$ 41,046

Net Charge-Offs to Average Loans (Annualized)	0.31%	0.20%	1.51%	0.22%	0.79%
Allowance for Loan Losses to Loans at End of Period	2.07	2.18	2.59
Allowance for Loan Losses to Non-Performing Loans
at End of Period	604.22	1,385.81	643.76

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	September 30, 2006	December 31, 2005	September 30, 2005
Non-Performing Loans
Non-Accrual Loans
Business	$ 1,190	$ 1,383	$ 2,204
Consumer	1,107	1,323	2,258
Residential Mortgage	796	698	172

Total Non-Accrual Loans	3,093	3,404	4,634
Accruing Loans Past Due 90 Days or More
Business	26	203	-
Commercial Real Estate	2,257	-	822
Consumer	327	825	920
Residential Mortgage	85	123	-

Total Accruing Loans Past Due 90 Days or More	2,695	1,151	1,742

Total Non-Performing Loans	5,788	4,555	6,376
Foreclosed Assets	119	78	71

Total Non-Performing Assets	$ 5,907	$ 4,633	$ 6,447

Non-Performing Loans to Loans at End of Period	0.34%	0.29%	0.40%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.35	0.30	0.41